Exhibit 99.1

GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On April 2, 2024 at 12:10 a.m. Eastern Time, General Electric Company completed the previously announced separation (the “Separation”) of GE Vernova Inc. (the “Business” or “GE Vernova”). General Electric Company now operates as GE Aerospace (the “Company”). The Spin-Off of GE Vernova was achieved through the Company’s pro rata distribution (the “Distribution”) of all of the outstanding shares of GE Vernova common stock to holders of record of the Company’s common stock. Each holder of record of the Company’s common stock received one share of GE Vernova common stock for every four shares of the Company’s common stock held on March 19, 2024, the record date for the distribution. In lieu of fractional shares of GE Vernova, shareholders of the Company will receive cash. On April 2, 2024, GE Vernova’s common stock began trading on the New York Stock Exchange under the ticker symbol “GEV.” After the Distribution, the Company no longer consolidates GE Vernova into its financial results.

In connection with the Separation, the historical results of GE Vernova and certain assets and liabilities included in the Separation will be reported in the Company's consolidated financial statements as discontinued operations beginning in the second quarter of 2024.

The following unaudited pro forma condensed consolidated statement of financial position as of December 31, 2023 is presented as if the Separation, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred on December 31, 2023.

The unaudited pro forma condensed consolidated statement of earnings (loss) for each of the years ended December 31, 2023, 2022, and 2021 is presented as if the Separation had occurred on January 1, 2021. All adjustments shown on the unaudited pro forma condensed consolidated financial statements are transaction accounting adjustments.

The unaudited pro forma condensed consolidated statements of earnings (loss) are subject to the assumptions and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. The unaudited pro forma condensed consolidated statements of earnings (loss) are based on the historical financial statements of the Company's for the period presented and in the opinion of the Company's management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have been achieved had the events reflected been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the Company's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2023, and Management’s Discussion and Analysis included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023.

(1)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of December 31, 2023 (in billions)	As Reported	GE Vernova Separation(a)	Transaction Accounting Adjustments		Proforma
Cash, cash equivalents and restricted cash	$17.0	$(1.6)	$(2.0)	(b),(c)	$13.3
Investment securities	5.7	—	—		5.7
Current receivables	15.5	(7.4)	0.7	(d)	8.7
Inventories, including deferred inventory costs	16.5	(8.2)	—		8.3
Current contract assets	1.5	(6.5)	7.9	(e)	2.9
All other current assets	3.6	(2.4)	0.5	(f)	1.8
Current assets	59.8	(26.2)	7.1		40.7

Investment securities	38.0	—	—		38.0
Property, plant and equipment – net	12.5	(5.2)	—		7.2
Goodwill	13.4	(4.4)	—		8.9
Other intangible assets – net	5.7	(1.0)	—		4.6
Contract and other deferred assets	5.4	(0.6)	—		4.8
All other assets	17.7	(5.4)	1.6	(c),(g),(h)	13.9
Deferred income taxes	10.6	(2.9)	0.2	(h),(i),(j)	7.8
Total assets	$163.0	$(45.9)	$8.8		$126.0

Short-term borrowings	$1.3	$—	$(0.1)	(k)	$1.1
Accounts payable	15.4	(8.5)	0.6	(d),(l)	7.5
Contract liabilities and current deferred income	19.7	(13.3)	8.1	(e),(m)	14.5
Sales discounts and allowances	—	—	3.7	(n)	3.7
All other current liabilities	14.5	(5.9)	(3.4)	,(f),(i),(j),(m),(n)	5.2
Current liabilities	50.9	(27.7)	8.9		32.1

Deferred income	1.3	(0.2)	(0.2)	(m)	1.0
Long-term borrowings	19.7	(0.3)	—		19.4
Insurance liabilities and annuity benefits	39.6	—	—		39.6
Non-current compensation and benefits	11.2	(3.3)	(0.3)	(i)	7.7
All other liabilities	11.7	(4.4)	(0.1)	(g), (j), (m),(o)	7.1
Total liabilities	134.5	(35.9)	8.3		106.9

Common stock	—	—	—		—
Accumulated other comprehensive income (loss) – net attributable to the Company	(6.2)	0.9	0.7	(i),(p)	(4.5)
Other capital	27.0	(0.1)	—		26.9
Retained earnings	86.5	(9.9)	(0.2)	(q)	76.4
Less common stock held in treasury	(80.0)	—	—		(80.0)
Total shareholders’ equity	27.4	(9.1)	0.5		18.8
Noncontrolling interests	1.2	(1.0)	—		0.2
Total equity	28.6	(10.0)	0.5		19.1
Total liabilities and equity	$163.0	$(45.9)	$8.8		$126.0

Amounts may not add due to rounding.

(2)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2023 (In billions; per-share amounts in dollars)	As Reported	GE Vernova Separation(r)	Transaction Accounting Adjustments		Proforma
Revenues
Sales of equipment	$26.8	$(18.0)	$0.5	(s)	$9.3
Sales of services	37.8	(15.7)	0.5	(s)	22.6
Insurance revenues	3.4	—	—		3.4
Total revenues	68.0	(33.7)	1.1		35.3

Costs and expenses
Cost of equipment sold	27.7	(18.2)	0.4	(s),(t)	9.9
Cost of services sold	22.7	(10.1)	0.5	(s),(t)	13.0
Selling, general and administrative expenses	9.2	(4.7)	(0.4)	(o),(t),(u)	4.1
Separation costs	1.0	—	(0.3)	(v)	0.7
Research and development	1.9	(0.9)	—		1.0
Interest and other financial charges	1.1	(0.1)	—		1.0
Debt extinguishment costs	—	—	—		—
Insurance losses, annuity benefits and other costs	2.9	—	—		2.9
Non-operating benefit costs (income)	(1.6)	0.6	—		(1.0)
Total costs and expenses	64.9	(33.5)	0.3		31.7

Other income	7.1	(0.2)	(0.2)	(t),(x)	6.7

Earnings (loss) from continuing operations before income taxes	10.2	(0.4)	0.6		10.4
Benefit (provision) for income taxes	(1.2)	0.2	—	(y)	(1.0)
Earnings (loss) from continuing operations	9.0	(0.2)	0.6		9.4
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Preferred stock dividends and other	(0.3)	—	—		(0.3)
Net earnings (loss) from continuing operations attributable to common shareholders	$8.8	$(0.2)	$0.6		$9.1

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$7.98				$8.30
Basic earnings (loss) per share	$8.06				$8.38

Average equivalent shares (in millions)
Diluted	1,099				1,099
Basic	1,089				1,089

Amounts may not add due to rounding.

(3)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2022 (In billions; per-share amounts in dollars)	As Reported	GE Vernova Separation(r)	Transaction Accounting Adjustments		Proforma
Sales of equipment	$22.3	$(14.9)	$0.4	(s)	$7.8
Sales of services	32.8	(15.1)	0.7	(s)	18.3
Insurance revenues	3.0	—	—		3.0
Total revenues	58.1	(30.1)	1.1		29.1

Cost of equipment sold	23.7	(15.8)	0.2	(s),(t)	8.2
Cost of services sold	20.5	(10.3)	0.6	(s),(t)	10.8
Selling, general and administrative expenses	9.2	(4.6)	(0.9)	(s),(t)	3.7
Separation costs	0.7	—	(0.1)	(v)	0.6
Research and development	1.8	(1.0)	—		0.8
Interest and other financial charges	1.5	(0.2)	—		1.3
Debt extinguishment costs	0.5	—	—		0.5
Insurance losses, annuity benefits and other costs	2.6		—		2.6
Non-operating benefit costs (income)	(0.4)	0.3	0.1	(w)	(0.1)
Total costs and expenses	60.1	(31.5)	(0.1)		28.4

Other income	1.2	(0.4)	—		0.8

Earnings (loss) from continuing operations before income taxes	(0.8)	1.1	1.2		1.5
Benefit (provision) for income taxes	—	0.1	(0.2)	(y)	(0.2)
Earnings (loss) from continuing operations	(0.8)	1.2	1.0		1.3
Less net earnings (loss) attributable to noncontrolling interests	—	—	—		—
Preferred stock dividends and other	(0.3)	—	—		(0.3)
Net earnings (loss) from continuing operations attributable to common shareholders	$(1.1)	$1.2	$1.0		$1.1

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(1.00)				$0.96
Basic earnings (loss) per share	$(1.00)				$0.96

Average equivalent shares (in millions)
Diluted	1,096				1,101
Basic	1,096				1,096

Amounts may not add due to rounding.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2021 (In billions; per-share amounts in dollars)	As Reported	GE Vernova Separation(r)	Transaction Accounting Adjustments		Proforma
Sales of equipment	$25.1	$(18.3)	$0.7	(s)	$7.5
Sales of services	28.3	(15.2)	0.9	(s)	13.9
Insurance revenues	3.1	—	—		3.1
Total revenues	56.5	(33.5)	1.6		24.6

Cost of equipment sold	25.2	(18.0)	0.5	(s),(t)	7.6
Cost of services sold	18.2	(10.2)	0.8	(s)	8.8
Selling, general and administrative expenses	8.2	(4.8)	(0.1)	(s),(t)	3.3
Separation costs	—	—	—		—
Research and development	1.7	(1.0)	—		0.7
Interest and other financial charges	1.8	(0.2)	0.1	(s)	1.7
Debt extinguishment costs	6.5	—	—		6.5
Insurance losses, annuity benefits and other costs	2.2	—	—		2.2
Non-operating benefit costs (income)	1.1	(0.2)	0.1	(w)	1.0
Total costs and expenses	64.9	(34.5)	1.4		31.7

Other income	2.7	(0.4)	0.1	(s)	2.4

Earnings (loss) from continuing operations before income taxes	(5.7)	0.6	0.3		(4.7)
Benefit (provision) for income taxes	0.8	(0.1)	—	(y)	0.6
Earnings (loss) from continuing operations	(4.9)	0.5	0.3		(4.1)
Less net earnings (loss) attributable to noncontrolling interests	(0.1)	0.1	—		—
Preferred stock dividends and other	(0.2)	—	—		(0.2)
Net earnings (loss) from continuing operations attributable to common shareholders	$(5.1)	$0.4	$0.3		$(4.4)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(4.62)				$(3.98)
Basic earnings (loss) per share	$(4.62)				$(3.98)

Average equivalent shares (in millions)
Diluted	1,098				1,098
Basic	1,098				1,098

Amounts may not add due to rounding.

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following items resulted in transaction accounting adjustments in the unaudited pro forma condensed consolidated financial information:

(a)	Adjustments represent the removal of assets and liabilities attributable to the GE Vernova Separation.
(b)	Adjustment represents net cash contributed to GE Vernova of $1.7 billion to be used for future operations such that GE Vernova’s cash balance on the date of completion of the Separation was $4.2 billion, inclusive of $0.6 billion reported in Assets of business held for sale within All other assets as of December 31, 2023.
(c)	Adjustment represents the transfer of restricted cash of $0.3 billion from the Company to GE Vernova in connection with certain legal matters related to historical operations of the Company, and a corresponding indemnification asset recorded for $0.3 billion in All other assets that reflects the expected return of the cash to the Company in a future reporting period once these legal matters are resolved.
(d)	Adjustments primarily represent the reversal of intercompany eliminations related to the sale of equipment and services from the Company to GE Vernova and the transfer of intercompany eliminations related to transactions between GE Vernova entities from the Company to GE Vernova as follows:
	($ in billions)	Year ended Dec. 31, 2023
	Current receivables	$0.7
	Accounts payable	$0.7
(e)	As a result of the Separation, if long-term service agreements continue to be presented as net assets, total customer contracts would be in a liability position. This adjustment represents the reclassification of long-term service agreements in a liability position to Contract liabilities and current deferred income. This account has been renamed as it now reflects long-term service agreements in a liability position, in addition to progress collections and current deferred income.
(f)	Adjustment represents the transfer of derivative assets and liabilities attributable to GE Vernova from the Company.
(g)	To support GE Vernova in selling products and services globally, the Company often entered into contracts on behalf of GE Vernova or issued parent company guarantees or trade finance instruments supporting the performance of what were subsidiary legal entities transacting directly with customers, in addition to providing similar credit support for non-customer related activities of GE Vernova (collectively “credit support”). In preparation for the Separation, GE Vernova began working to seek novation or assignment of GE credit support from the Company to GE Vernova. For credit support that remains outstanding at Separation, GE Vernova is obligated to use reasonable best efforts to terminate or replace, and obtain a full release of GE’s obligations and liabilities under all such credit support. Beginning in 2025, GE Vernova will pay a quarterly fee to the Company based on amounts related to the credit support. This adjustment of $0.1 billion reflects the present value of fees the Company estimates it will receive from GE Vernova over the estimated life of these credit support agreements. A liability of $0.2 billion recorded represents the Company's stand ready obligation to perform under these agreements.
(h)	Adjustment represents renewable energy tax equity investments of $1.2 billion that were transferred from GE Vernova to the Company prior to the Separation along with related deferred tax liabilities of $0.2 billion.
(i)	In connection with the Separation, current compensation and benefits obligations with respect to additional employee-related obligations of active and former employees along with non-current benefit obligations pertaining to severance liabilities were transferred from the Company to GE Vernova as follows:
	($ in billions)	Year ended Dec. 31, 2023
	Deferred income taxes	$(0.1)
	All other current liabilities	$(0.1)
	Non-current compensation and benefits	$(0.3)
	Accumulated other comprehensive income (loss) – net attributable to the Company	$(0.2)
(j)	Adjustments represent the transfer of tax liabilities attributable to GE Vernova as follows:
	($ in billions)	Year ended Dec. 31, 2023
	Deferred income taxes	$0.4
	All other current liabilities	$(0.3)
	All other liabilities	$0.1
(k)	Adjustment represents the transfer of short-term debt attributable to GE Vernova from the Company.
(6)

(l)	Adjustment represents separation cost liabilities of $0.1 billion incurred by the Company that were attributable to GE Vernova.
(m)	Adjustment represents reclassification of deferred income of $0.2 billion and operating lease liabilities of $0.3 billion attributable to GE Aerospace from non-current liabilities to current liabilities.
(n)	Adjustment represents the reclassification of sales discounts and allowances from all other current liabilities to its own financial statement line item.
(o)	Adjustment reflects severance costs of $0.1 billion to be incurred by the Company related to the Separation.
(p)	Adjustment represents currency translation loss of $0.9 billion attributable to the GE Vernova business transferred to retained earnings.
(q)	Represents the effect of adjustments described in notes (b) through (p) on retained earnings.
(r)	Adjustments reflect the removal of revenues, costs and expenses and related taxes of GE Vernova.
(s)	Income statement adjustments primarily related to the reversal of intercompany eliminations for the sale of equipment and services from the Company to GE Vernova and the transfer of intercompany eliminations related to transactions between GE Vernova entities from the Company to GE Vernova as follows:
	($ in billions)	Year ended Dec. 31, 2023	Year ended Dec. 31, 2022	Year ended Dec. 31, 2021
	Sales of equipment	$ 0.5 $ 0.4 $ 0.0	$0.4	$0.7
	Sales of services	$0.5	$0.7	$0.9
	Cost of equipment sold	$0.5	$0.4	$0.7
	Cost of services sold	$0.6	$0.7	$0.9
	Selling, general and administrative expenses	$—	$0.1	$0.2
	Interest and other finance charges	$—	$—	$0.1
	Other income	$—	$—	$0.1
(t)	Adjustments primarily reflect restructuring cost incurred by the Company on behalf of GE Vernova as follows:
	($ in billions)	Year ended Dec. 31, 2023	Year ended Dec. 31, 2022	Year ended Dec. 31, 2021
	Cost of equipment sold	$(0.1)	$(0.2)	$(0.2)
	Cost of services sold	$(0.1)	$(0.1)	$—
	Selling, general and administrative expenses	$(0.4)	$(1.0)	$(0.2)
	Other income	$(0.1)	$—	$—
(u)	Adjustment represents $0.1 billion impairment of assets related to the Russia and Ukraine conflict transferred to GE Vernova.
(v)	Adjustment represents separation costs incurred by the Company that were attributable to GE Vernova.
(w)	Adjustment represents non-operating (costs) income for employee related obligations attributable to GE Vernova.
(x)	Adjustment primarily represents $0.1 billion of losses associated with renewable tax equity investments transferred by GE Vernova to the Company prior to Separation.
(y)	Adjustment represents the estimated income tax impact of the pro forma transaction accounting adjustments at the applicable statutory income tax rates in effect within the respective tax jurisdictions during the periods presented, tax aspects of global activities attributable to GE Vernova, and tax impact associated with renewable tax equity investments transferred by GE Vernova to the Company prior to separation.
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